Exhibit 10.1

[***] Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation SK.

A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

FIFTH AMENDMENT TO

COLLABORATION AND LICENSE AGREEMENT

This Fifth Amendment to Collaboration and License Agreement (this “Fifth Amendment”) is entered into as of March 14, 2024 (the “Fifth Amendment Effective Date”) by and between Repare Therapeutics Inc., a Canadian corporation with offices at 7210 Frederick-Banting, Suite 100, St. Laurent, Quebec, Canada H4S 2A1 (“Repare Inc.”) and Repare Therapeutics USA, Inc., a Delaware corporation with offices at 101 Main Street, Suite 1650, Cambridge, Massachusetts 02142 (“Repare USA” and, together with Repare Inc., “Repare”), on the one hand, and Bristol-Myers Squibb Company, a Delaware corporation with offices at 430 E. 29th Street, 14th Floor, New York, New York 10016 (“BMS”), on the other hand. BMS and Repare are each referred to herein by name or as a “Party”, or, collectively, as the “Parties.”

WHEREAS, Repare and BMS entered into that certain Collaboration and License Agreement as of May 26, 2020 (as amended, the “Agreement”);

WHEREAS, in accordance with Section 2.6.3(c) of the Agreement, Repare delivered to BMS on February 2, 2024, the Undruggable Target Data Package for the Undruggable Target identified as [***].

WHEREAS, the Parties wish to amend the Agreement to extend the Option Term for the Unblinded Undruggable Target identified as [***];

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

1. Capitalized terms used in this Fifth Amendment that are not defined herein shall have the meanings ascribed to them in the Agreement.

2. Notwithstanding anything in the Agreement to the contrary the Option Term for the Unblinded Undruggable Target identified as [***] shall hereby expire on [***].

3. This Fifth Amendment shall be deemed incorporated into and made a part of the Agreement. The provisions of this Fifth Amendment shall constitute an amendment to the Agreement, and, to the extent that any term or provision of this Fifth Amendment may be deemed expressly inconsistent with any term or provision in the Agreement, this Fifth Amendment shall govern and control. Except as expressly modified by the terms of this Fifth Amendment, all of the terms, conditions, and provisions of the Agreement are hereby ratified, and the Agreement remains in full force and effect.

4. This Fifth Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of electronic delivery, shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic delivery as a claim or defense with respect to the formation of a contract, and each Party forever waives any such claim or defense, except to the extent that such claim or defense relates to lack of authenticity.

[Signature Page Follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Fifth Amendment to Collaboration and License Agreement to be executed by their respective duly authorized officers as of the Fifth Amendment Effective Date.

Bristol-Myers Squibb Company

By:	/s/ Maria Engler
Name: Maria Engler
Title: Senior Director, Global Alliance

Repare Therapeutics Inc.

By:	/s/ Lloyd M. Segal
Name: Lloyd M. Segal
Title: President and Chief Executive Officer

Repare Therapeutics Inc.

By:	/s/ Steve Forte
Name: Steve Forte
Title: Executive Vice President, Chief Financial Officer